Security Information








Security Purchased


CUSIP
43713W107


Issuer
HOME INNS & HOTELS MANAGEMENT INC


Underwriters
CSFB, Merrill Lynch, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
HMIN US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/25/2006


Total dollar amount of offering sold to QIBs
 $                                                 109,020,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 109,020,000


Public offering price
 $                                                           13.80


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.97


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Mid Cap Growth VIP
Chicago
700
 $                       9,660
0.01%



DWS Small Cap Growth VIP
Chicago
2,700
 $                     37,260
0.03%



New York Funds







DWS Global Opportunities Fund
New York
                          9,600
 $                   132,480
0.12%



DWS Global Opportunities VIP
New York
                          4,600
 $                     63,480
0.06%



DWS Micro Cap Fund
New York
                          1,000
 $                     13,800
0.01%



DWS Mid Cap Growth Fund
New York
14,000
 $                   193,200
0.18%



DWS RREEF Global Real Estate Securities
Fund
New York
2,750
 $                     37,950
0.03%



DWS Small Cap Growth Fund
New York
                          5,500
 $                     75,900
0.07%



Total

40,850
 $                   563,730
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
719427106


Issuer
PHYSICIANS FORMULA HOLDINGS


Underwriters
Citigroup, DBSI, BoA, Cowen & Co, Pipper
Jaffray


Years of continuous operation, including predecessors
> 3 years


Ticker
FACE US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/8/2006


Total dollar amount of offering sold to QIBs
 $                                                 127,500,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 127,500,000


Public offering price
 $                                                           17.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.19


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Fund







DWS Small Cap Growth VIP
Chicago
                        13,500
 $                   229,500
0.18%



New York Funds







DWS Globlal Opportunities Fund
New York
                        32,700
 $                   555,900
0.44%



DWS Globlal Opportunities VIP
New York
15,600
 $                   265,200
0.21%



DWS Micro Cap Fund
New York
                          4,700
 $                     79,900
0.06%



DWS Small Cap Growth Fund
New York
                        27,600
 $                   469,200
0.37%



Total

94,100
 $                 1,599,700
1.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
379308AB5


Issuer
GLITNIR BANK HF


Underwriters
CSFB, UBS, Barclays, DBSI, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
GLBIR 7.451% 9/2049


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/11/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3e/BBB


Current yield
7.45%


Benchmark vs Spread (basis points)
265 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
2,175,000
 $                 2,175,000
0.87%



DWS Core Fixed Income Fund
New York
335,000
 $                   335,000
0.13%



Total

2,510,000
 $                 2,510,000
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased


Cusip
62941FAH1


Issuer
NTL CABLE PLC


Underwriters
JP Morgan, DBSI, Goldman Sachs, Royal Bank of
Scotland, BNP Paribas, HSBC, Calyon, Fortis
Bank


Years of continuous operation, including predecessors
> 3 years


Security
VIA 5.75% 4/30/2011


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/18/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B-


Current yield
9.125%


Benchmark vs Spread (basis points)
402 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
100,000
 $                   100,000
0.02%



DWS Core Plus Income Fund
New York
205,000
 $                   205,000
0.04%



Total

305,000
 $                   305,000
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
857689BA0


Issuer
STATION CASINOS INC


Underwriters
BoA, DBSI, Wachovia, Calyon, Commerzbank,
Goldman Sachs, JP Morgan, RBS Greenwich
Capital, Scotia Capital, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
STN 7.75% 8/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/1/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba2/B-


Current yield
7.75%


Benchmark vs Spread (basis points)
276 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
57,000
 $                     57,000
0.01%



DWS Core Plus Income Fund
New York
204,000
 $                   204,000
0.05%



Total

261,000
 $                   261,000
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


**Where Fund Performance is listed as 0.00%, the security was sold on the same day it was purchased.




Security Information








Security Purchased


CUSIP
BMG053841398


Issuer
ASPEN INSURANCE HOLDINGS


Underwriters
Lehman Brothers, UBS, DBSI, Goldman Sachs,
Dowling Partners Securities


Years of continuous operation, including predecessors
> 3 years


Security
AHL PFD 7.401% 1/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/10/2006


Total amount of offering sold to QIBs
8,000,000,000


Total amount of any concurrent public offering
0


Total
8,000,000,000


Public offering price
25.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.35%


Rating
Ba1/BBB-


Current yield
7.40%


Benchmark vs Spread (basis points)
N/A










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
15,600
 $                   390,000
0.00%



New York Funds







DWS Bond VIP
New York
8,800
 $                   220,000
0.00%



Total

24,400
 $                   610,000
0.01%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
054536AC1


Issuer
AXA SA


Underwriters
BoA, JP Morgan, Lehman Brothers, UBS, BNP
Paribas, DBSI, Greenwich Capital Markets, HSBC,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
AXASA 12/14/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/7/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Baa1/BBB


Current yield
6.38%


Benchmark vs Spread (basis points)
178 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
3,050,000
 $                 3,050,000
0.41%



DWS Balanced VIP
Chicago
1,025,000
 $                 1,025,000
0.14%



New York Funds







DWS Bond VIP
New York
500,000
 $                   500,000
0.07%



Total

4,575,000
 $                 4,575,000
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
20030NAR2


Issuer
COMCAST CORP


Underwriters
BoA, JP Morgan, Wachovia, ABN Amro, Bank of
NY, Barclays, BNP Paribas, Citigroup, Daiwa
Securities, DBSI, Goldman Sachs, Lazard Capital
Markets, Lehman Brothers, Merrill Lynch, Morgan
Stanley, Royal Bank of Scotland, Suntrust Capital
Markets, UBS, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets, MR
Beal & Co, Muriel Siebert & Co, Ramirez & Co,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 5.875% 2/15/2018


Is the affiliate a manager or co-manager of offering?
Senior Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/14/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
99.86


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
5.88%


Benchmark vs Spread (basis points)
132 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
450,000
 $                      449,352
0.05%



New York Funds







DWS Bond VIP
New York
231,000
 $                      230,667
0.03%



DWS Core Fixed Income Fund
New York
1,502,000
 $                   1,499,837
0.17%



DWS Core Plus Income Fund
New York
152,000
 $                      151,781
0.02%



DWS Lifecycle Long Range Fund
New York
354,000
 $                      353,490
0.04%



Total

2,689,000
 $                   2,685,128
0.30%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
345397VC4


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers, Merrill
Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F 8% 12/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.13%


Rating
B1/B


Current yield
8.14%


Benchmark vs Spread (basis points)
373 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
125,000
 $                   122,903
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,322
0.01%



DWS High Income Fund
Chicago
1,530,000
 $                 1,504,327
0.10%



DWS High Income Trust
Chicago
175,000
 $                   172,064
0.01%



DWS High Income VIP
Chicago
265,000
 $                   260,553
0.02%



DWS Multi Market Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income Fund
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,322
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,322
0.01%



New York Funds







DWS Bond VIP
New York
100,000
 $                     98,322
0.01%



DWS Core Plus Income Fund
New York
270,000
 $                   265,469
0.02%



DWS High Income Plus Fund
New York
305,000
 $                   299,882
0.02%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,322
0.01%



Total

3,370,000
 $                 3,313,451
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
345397VD2


Issuer
FORD MOTOR CREDIT CO


Underwriters
DBSI, Goldman Sachs, Lehman Brothers, Merrill
Lynch, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
F FRN 1/13/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/11/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
98.76


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/B


Current yield
8.08%


Benchmark vs Spread (basis points)
99 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
220,000
 $                   217,268
0.01%



DWS Balanced VIP
Chicago
100,000
 $                     98,758
0.01%



DWS High Income Fund
Chicago
2,710,000
 $                 2,676,342
0.18%



DWS High Income Trust
Chicago
315,000
 $                   311,088
0.02%



DWS High Income VIP
Chicago
475,000
 $                   469,101
0.03%



DWS Multi Market Income Trust
Chicago
165,000
 $                   162,951
0.01%



DWS Strategic Income Fund
Chicago
175,000
 $                   172,827
0.01%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,758
0.01%



DWS Strategic Income VIP
Chicago
100,000
 $                     98,758
0.01%



New York Funds







DWS Bond VIP
New York
320,000
 $                   316,026
0.02%



DWS Core Plus Income Fund
New York
1,070,000
 $                 1,056,711
0.07%



DWS High Income Plus Fund
New York
540,000
 $                   533,293
0.04%



DWS Short Duration Plus Fund
New York
100,000
 $                     98,758
0.01%



Total

6,390,000
 $                 6,310,636
0.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
70212JAA3


Issuer
PARTNERRE FINANCE


Underwriters
JP Morgan, Lehman Brothers, BoA, CSFB, DBSI,
UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
PRE FRN 12/1/2066


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/2/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.95


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB+


Current yield
7.09%


Benchmark vs Spread (basis points)
185 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
545,000
 $                   544,722
0.22%



Total

545,000
 $                   544,722
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
78454AAA2


Issuer
SUMITOMO MITSUI FINANCIAL GROUP


Underwriters
Daiwa Securities, Goldman Sachs, Merrill Lynch,
Morgan Stanley, Citigroup, CSFB, DBSI, JP
Morgan, Nomura Securities, UBS


Years of continuous operation, including predecessors
> 3 years


Security
SUMIBK FRN 1/25/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/13/2006


Total amount of offering sold to QIBs
1,650,000,000


Total amount of any concurrent public offering
0


Total
1,650,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa2/BBB


Current yield
6.08%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
1,100,000
 $                 1,100,000
0.07%



Total

1,100,000
 $                 1,100,000
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
852061AD2


Issuer
SPRINT NEXTEL CORP


Underwriters
BoA, Citigroup, JP Morgan, Barclays, Bear
Stearns, Goldman Sachs, Greenwich Capital
Markets, Lazard Capital Markets, Lehman
Brothers, Wachovia, Daiwa Securities, DBSI,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
S 6% 12/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/15/2006


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
 $                                                           99.62


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa3/BBB+


Current yield
6.02%


Benchmark vs Spread (basis points)
143 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
2,400,000
 $                 2,390,832
0.12%



DWS Balanced VIP
Chicago
805,000
 $                   801,925
0.04%



DWS Core Fixed Income VIP
Chicago
1,035,000
 $                 1,031,046
0.05%



New York Funds







DWS Bond VIP
New York
615,000
 $                   612,651
0.03%



DWS Core Fixed Income Fund
New York
4,060,000
 $                 4,044,491
0.20%



DWS Core Plus Income Fund
New York
1,975,000
 $                 1,967,456
0.10%



DWS Lifecycle Long Range Fund
New York
770,000
 $                   767,059
0.04%



Total

11,660,000
 $               11,615,459
0.58%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


Cusip
JP3167640006


Issuer
ELPIDA MEMORY INC


Underwriters
Merrill Lynch, Nomura Securities, Mitsubishi UFJ
Securities, Mizuho Securities, Citigroup,
SBI E-Trade Securities, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
6665 JP


Is the affiliate a manager or co-manager of offering?
International Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/10/2006


Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,200,000,000


Public offering price
 $                                                           38.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.55


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS International Equity Portfolio
New York
                        24,300
 $                   923,308
0.08%



DWS International Fund
New York
                      126,800
 $                 4,817,922
0.40%



DWS International VIP
New York
48,900
 $                 1,858,016
0.15%



Total

200,000
 $                 7,599,246
0.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
LU0269583422


Issuer
GAGFAH SA


Underwriters
DBSI, Dresdner Kleinwort, Goldman Sachs,
Morgan Stanley, DZ Bank AG, Lehman Brothers,
Norddeutsche Landesbank, Sal Oppenheim Jr &
Cie


Years of continuous operation, including predecessors
> 3 years


Ticker
GFJ GR


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/19/2006


Total dollar amount of offering sold to QIBs
 $                                               1,067,290,168


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,067,290,168


Public offering price
 $                                                           23.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.32


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
6,500
 $                   154,570
0.01%



DWS International Select Equity VIP
Chicago
25,800
 $                   613,524
0.06%



New York Funds







DWS Global Thematic Fund
New York
62,900
 $                 1,495,762
0.14%



DWS International Equity Fund
New York
                        15,000
 $                   356,700
0.03%



DWS International Fund
New York
                        80,200
 $                 1,907,156
0.18%



DWS International Select Equity Fund
New York
                        24,700
 $                   587,366
0.06%



DWS International VIP
New York
                        31,900
 $                   758,582
0.07%



DWS RREEF Global Real Estate Securities Fund
New York
                        26,550
 $                   631,359
0.06%



Total

273,550
 $                 6,505,019
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
CN000A0LB420


Issuer
INDUSTRIAL & COMMERCIAL BANK OF
CHINA


Underwriters
China International Capital Corp, CSFB, DBSI,
ICEA Capital, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Ticker
1398 HK


Is the affiliate a manager or co-manager of offering?
Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/20/2006


Total dollar amount of offering sold to QIBs
 $                                             13,956,911,249


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                             13,956,911,249


Public offering price
 $                                                             0.39


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS International Select Equity VIP
Chicago
4,167,000
 $                 1,643,312
0.01%



New York Funds







DWS International Equity Fund
New York
                   2,901,000
 $                 1,144,048
0.01%



DWS International Fund
New York
                  15,515,000
 $                 6,118,547
0.04%



DWS International Select Equity Fund
New York
                   3,978,000
 $                 1,568,777
0.01%



DWS International VIP
New York
6,165,000
 $                 2,431,250
0.02%



Total

32,726,000
 $               12,905,933
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased


CUSIP
585464100


Issuer
MELCO PBL ENTERTAINMENT


Underwriters
Citigroup, CSFB, UBS, CIBC, CLSA Ltd, DBSI,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
MPEL US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/19/2006


Total dollar amount of offering sold to QIBs
 $                                               1,144,750,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,144,750,000


Public offering price
 $                                                           19.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.24


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
2,300
 $                     43,700
0.00%



DWS International Select Equity VIP
Chicago
7,800
 $                   148,200
0.01%



New York Funds







DWS Global Thematic Fund
New York
                        23,000
 $                   437,000
0.04%



DWS International Equity Fund
New York
5,600
 $                   106,400
0.01%



DWS International Fund
New York
29,700
 $                   564,300
0.05%



DWS International Select Equity Fund
New York
7,400
 $                   140,600
0.01%



DWS International VIP
New York
12,200
 $                   231,800
0.02%



DWS RREEF Global Real Estate Securities Fund
New York
13,450
 $                   255,550
0.02%



Total

101,450
 $                 1,927,550
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.